EXHIBIT 99.1

Business Update

February 2004

Ronald J. Domanico

Vice President and

Chief Financial Officer

Forward-Looking Statements

The following information contains forward-looking statements. Forward-looking statements include statements regarding our goals, beliefs, plans, estimates, outlook or current expectations about future events, taking into account the information currently available to our management. Forward-looking statements are not statements of historical fact. For example, when we use words such as “believe,” “anticipate,” “expect,” “estimate,” “assume,” “intend,” “should,” “would,” “could,” or “may,” or other words, expressions, charts or graphs that address future events or outcomes, we are making forward-looking statements.

Our forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially depending on a variety of important factors, including, but not limited to, fluctuations in raw material prices and energy costs, increases in pension and insurance costs, downturns in industrial production, housing and construction and the consumption of durable and nondurable goods, the degree and nature of competition, demand for our products, the degree of success achieved by our new product initiatives, changes in government regulations, our ability to complete and successfully integrate the operations of acquired businesses and our ability to service our substantial indebtedness. Additional relevant risk factors that could cause actual results to differ materially are discussed in the company’s registration statements and reports filed with the Securities and Exchange Commission, which are available from the company. With respect to such forward-looking statements, we claim protection under the Private Securities Litigation Reform Act of 1995. We do not undertake any obligation to update our forward-looking statements.

Section I

Business and Industry Update

Who is Caraustar?

CARAUSTAR

Carolina Paperboard (1938)

Austell Boxboard (1948)

Star Paper Tube (1958)

IPO: October 8, 1992 (NASDAQ: CSAR)

Business and Industry Update

Industry Overview

•	Volume: Two Drivers: Manufacturing migrating offshore, health of the general economy After 3 years of decline, 2003 was up 0.9%

• Price: Main Driver: Capacity utilization demand driven, not cost driven

• Fiber: 2002: $40 ??$130 ??$50 2003: $50 ??$ 75 ??$65 2004: $65 ??$ 85

• Energy: Up slightly, hedged through winter

• China: “A Paper Tiger”: learning capitalism — slowly

•	Capacity: Directionally better … economic improvement/ additional shuts would balance supply/demand

Business and Industry Update Leadership positions in each of the four principal recycled paperboard product markets (Caraustar 2003 tonnage and demand drivers)

#2

Tubes, Cores and Composite Cans

331,700 tons 28% ICPG

Construction Industrial 17%

Production 75%

Consumer Nondurable Consumption 8%

#1

Gypsum Facing Paper

187,200 tons 16%

Mill Group

Commercial Construction 20%

Repair and Remodeling 40%

Single and Multifamily Construction 40%

#3

Folding Cartons

418,200 tons 36% CPG

Consumer Nondurable Consumption 86% Industrial Production 14%

#3

Other Specialty

228,500 tons 20% Mill Group

Consumer Durable Goods 12%

Consumer Nondurable Consumption 88%

Caraustar typically maintains higher utilization rates than industry averages

Business and Industry Update Mill Capacity Utilization Is Improving ?

99.0% 95.5% 98.4% 99.0% 95.0% 95.8% 90.1% 85.0% 88.1% (1)92.0%

95.6% 94.5% 93.0% 95.3% 92.9% 99.5% 89.7% 83.5% 82.2% 90.1%

Caraustar

Industry

(1)Excludes closed or idled machines American Forest and Paper Association.

Source:

Tons)

(m

Recycled

Coated

Tons)

(m

Recycled

Recent Utilization Improvement Has Been Driven By Recycled Boxboard Mill Closures Uncoated

Uncoated Recycled (m Tons) Coated Recycled (m Tons)

BPB – IL 30 Papertech – NH 30 Crown – BC, Canada 50

CSAR – NJ 55 Republic – CO 50 Ft. Orange – NY 50

CSAR – IL 65

CSAR – NY 70 Rock-Tenn – TX (1/2) 50 Newark – CA 55

CSAR – MD (2/2) 60 Rock-Tenn – VA (1/2) 70 Newark – MA 70

CSAR – NC 45 Rock-Tenn – PA 30

CSAR – GA 28 Rock-Tenn – NJ 35

RPM – MI 60

Kieffer – IN 50 SSCC – CA (1/2) 45

SSCC – PA (1/2) 70

Lydall – CT 35 Simkins – MD 30

Simkins – CT 60 CSAR – OH (1/2) 75

Minas Basin – NS, 30

Canada Sorenson – MI 30

Newark – NJ 55 Sonoco – NY 30

Newark – OH 50 Sonoco – KS 40

Newark – ME 40 Sonoco – OH 45

Newark – NY 35 Sonoco – GA 47

Newark – CA 55

Uncoated Subtotal 1,295 Coated Subtotal 430

Total Tons 1,725 Total Tons Top Co's. 1,220 Category Summary

Uncoated Tons 1,295 Caraustar 398 Companies: 16

Coated Tons 430 Newark 360 Facilities: 36

Tons by Top 5 1,220 Rock-Tenn 185 Machines: 37

% by Top 5 71% Sonoco 162

Tons by Top 3 943 SSCC 115

% by Top 3 55%

(1)

Estimated 2003 capacities

Caraustar is the largest U.S. recycled boxboard producer ?

?

Estimated 2003 capacities (1)

Tube & Core Gypsum CRB & Market

Rank Company Stock Facings Other Capacity Share

1 Caraustar 370 410 640 1,420 21%

2 Rock-Tenn 75 735 810 12%

3 Sonoco Products 700 700 10%

4 Newark Group 100 580* 680 10%

5 Smurfit-Stone 570 570 8%

6 U.S. Gypsum 550 550 8%

7 Graphic Packaging 355 355 5%

8 National Gypsum 280 280 4%

8 Georgia Pacific 240 240 3%

10 Simkins Industries 200 200 3%

Others 180 150 700 1,030 15%

Total U.S. Capacity 1,350 1,705 3,780 6,865 100%

O.S. @ New Mill ~100 tons of

*+ <570m tons or <7.5% Source: American Forest and Paper Association, Bank of America and UBS Warburg <670m tons or <8.8% w/New Newark Mill (1)

Business and Industry Update Boxboard Shipments (tons in thousands)

2001 2002 % Change % Change 2003 % Change % Change

(000) tons (000) tons

Recycled 409.8 445.6 8.7% -0.7% 418.2 -6.2% -2.5%

Folding

Tube Can & 246.2 273.0 10.9% 3.2% 329.1 18.7% -0.2%

Drum

Gypsum 178.8 178.1 0.4% -6.8% 187.2 5.1% 3.6%

Facings**

Other 207.9 214.6 3.2% -6.3% 228.5 6.5% 5.6%

Specialty

Total 1042.7 1111.3 6.6% -2.4% 1158.0 4.2% 0.9%

Includes outside purchases **Includes gypsum facing volume from our 50% owned PBL joint venture *

? Fourdrinier technology gives

comparable strength at

lower basis weight

? Lower basis weight:

? Lower cost (fiber)

? Less energy

? Less freight

? Fewer changeovers

? Higher utilization

? Builder preference

? Capacity:

? 300,000 tons/yr

? 15 BSF/yr

? 18% of U.S. market

? 5 panels/sheet

Differentiated Products Tubes, Cores and Composite Containers

? Three competitors control

88% of the market

? Sonoco 50%

? Caraustar 28%

? Newark 10%

? Other 12%

? Totally vertically integrated

? Balanced customer base

Other

Paper

Carpet

Yarn

Film

Cloth

? Fourdrinier technology

??Freeze / thaw tolerant

??Smooth sheet

??“Square” sheet

? Print quality at parity with

virgin (SUS)

? Cost advantage of 20-35%

vs. virgin (SUS)

? Top ten position in the U.S.

folding carton market

? Strategic focus has shifted to

offering a complete portfolio of

primary and secondary

packaging along with certified

folding cartons to the

pharmaceutical and healthcare

industries

? Caraustar sold 349 thousand

tons (87 internally) of recycled

paperboard to the folding carton

market in 2003

? The “other specialty” recycled paperboard market comprises numerous specialty end-use product niches, many of which require value-added converting processes

? Caraustar produces recycled paperboard for use in virtually every end-use segment of the “other specialty” recycled paperboard market

? Caraustar shipped 228 thousand tons (69 internally) in 2003 and had a market share of approximately 18 percent

Section II Recent Results and Profit Initiatives

? Net loss of $8.9M (32 cents/share) driven by restructuring ($3.8M, 13 cents) and other transition charges ($4.4M, 15 cents)

? Volume slow in November, but picked up in December

? Inventory reduction program resulted in several mill “down” days

? Fiber and fuel prices were flat

? Strong liquidity improvement – cash of $85.6M up $9.1M in the quarter and $51.3M in 2003

? Continued improvement in working capital A/R (-$11.7M), Inventory

(-$ 6.6M) and A/P (+$5.5M)

? Joint Ventures running very well. EFUA of $3.7M up $0.5M from third quarter and up $3M from prior year

Recent Results—2003

($            in millions) YTD YTD

Dec 31, 2002 Dec 31, 2003

Tons sold* (in thousands) 993 1,039

Sales $936.8 $992.2

Gross Profit $168.8 $172.9

SG&A Expenses $150.0 $163.9

Income (loss) from Operations $6.1 ($6.2)

EBITDA** $81.8 $45.4

Capital Expenditures $22.5 $20.0

Gross Profit Margin 18.0% 17.4%

EBITDA Margin** 8.7% 4.6%

* Includes PBL Gypsum volume.

** As defined by Caraustar’s Senior Credit Facility dated June 24, 2003. See supplemental information regarding non-GAAP financial measures, provided in the company’s Form 8-K furnished to the SEC along with this presentation.

Restructuring & Other Transition Charges

2003 Restructuring Other Transition

($            millions) Cash Non-Cash Total COGS SG&A Other Total

Buffalo (Mill) $ 1.3 $ 3.2 $ 4.5 $ 0.0

Rittman #2 (Mill) $ 2.9 $ 2.9

Cedartown (Mill) $ 1.7 $ 1.7

Other Mills $ 0.5 $ 0.1 $ 0.6 $ 2.0 $ 2.0

SIPD (Tube & Core) $ 1.2 $ 1.2 $ 4.0 $ 3.5 $ 7.5

Ashland (Folding Carton) $ 2.6 $ 4.1 $ 6.7 $ 0.0 $ 3.4 $ 3.4

Specialty (CCI & Paragon) $ 1.2 $ 0.9 $ 2.1 $ 2.8 $ 0.5 $ 3.3

Back Office (Corporate) $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 1.2 $ 1.8 $ 3.0

$ 5.6 $ 9.5 $15.1 $10.5 $11.5 $1.8 $ 23.8 *

* Cash = $ 12.8 Non-Cash = $ 11.0

Recent Results

Joint Ventures (100%) *

Standard Gypsum (Wallboard)

2001 2002 2003

Volume 754 million sq ft 863 million sq ft 900 million sq ft

Selling Price/msf $75/MSF $94/MSF $95/MSF

Operating Inc. $ 0.3MM $18.9MM $15.6MM

EBITDA** $ 5.3MM $23.8MM $18.6MM

Premier Boxboard Limited (Gypsum Paper)

2001 2002 2003

Volume 200,000 tons 220,000 tons 258,000 tons

Sales Price $336/ton $310/ton $323/ton

Operating Inc. (loss) $ .89MM ($5.1MM) $8.8MM

EBITDA** $ 17.0MM $9.2MM $16.9MM

* Caraustar owns 50% of these joint ventures

** See supplemental information regarding non-GAAP financial measures provided in the company’s Form 8-K furnished to the SEC along with this presentation.

Recent Results

Smurfit Acquisition Status

Funded $80 million purchase price with $69 million of cash and $11 million in operating lease facility; also infused $15.3 million in working capital

Caraustar has achieved its stated objective of internalizing the uncoated paperboard that Smurfit purchased externally; eight tube and core plants closed as of 12/31/03; Cedartown mill closed 1/12/04

Estimated annual run rate of synergies achieved:

Mills—$5.0 million

Converting—$6.0 million

Profit Improvement Initiatives

Right Sizing

Estimated Estimated

$MM (Pre-tax) Y-T-D Ongoing Annual Status

Cash Non-Cash Total Cash Benefit at 12/31/03

Restructuring

Halifax Closure 2002 (0.4) (3.0) (3.4) 1.0 0.8

2003 - 0.6 0.6

(0.4) (2.4) (2.8)

Buffalo Closure 2003 (1.3) (3.2) (4.5) 3.5 3.5

Ashland Carton 2002 (1.2) (1.2) (2.4) 3.8 2.5

2003 (2.6) (4.1) (6.7)

(3.8) (5.3) (9.1)

Carolina Converting, Inc. 2002 (3.6) (2.4) (6.0) 3.6 2.5

2003 (1.2) (0.9) (2.1)

(4.8) (3.3) (8.1)

Transitional

Eight Tube & Core Facilities 2002 (4.1) (0.1) (4.2) 5.0 5.6

2003 - (1.2) (1.2)

(4.1) (1.3) (5.4)

Rittman #2 Paper Machine (Idle) (1.1) (1.3) (2.4) 5.0 0.8

Totals (14.2) (13.6) (27.8) 21.9 15.7

Profit Improvement Initiatives

Profitable business from rationalized facilities transferred to other Caraustar operations

• Buffalo: Sweetwater & PBL

• Rittman #2: Sprague & URB & Exit

• Cedartown: Austell #2 & Chattanooga

• Tube & Core: 51 facilities 43 facilities

• CCI: CCC Mooresville

• Ashland: Chicago & Versailles & Exit

Profit Improvement Initiatives

Selling, General and Administrative Reduction

? Caraustar 2002 SG&A/sales of 16.0% was 19th out of 20 paper companies (10.1% average for the group)

? Decentralized philosophy and “bolt on” acquisition strategy of the 1990’s drove high-cost structure

? Operating like “thirty $30 million companies versus one $billion company”

? Commitment to achieve a $20 million annual SG&A reduction (run rate) by May 2004. Achieved $23 million by December 2003.

? Additional programs being developed

Profit Improvement Initiatives

Procurement Leverage

? The Three “F’s”: Fiber, Freight, Fuel constitute a total Caraustar expenditure of approximately $60 million each

? Historically, Caraustar has not leveraged its buying power:

The Caraustar Recovered Fiber Group supplies only half of the mill system’s fiber requirements

Of the 50+ freight providers, the eight largest constitute only $24 million of the $60 million total

Opportunities exist to better manage fuel costs through consolidated risk management strategies

? Significant opportunity to improve gross profit margins through leveraged buying

Working Capital and Liquidity

“Cash Is King”

? Management had a commitment to extract a minimum of $30 million from working capital to be achieved through inventory reduction, more aggressive accounts receivable collection and disbursements management.

? Cash increased $52 million in 2003

154 155 144 130 106

34 47 54 77 86

Working Capital and Liquidity

Bank Revolver/Hedge Strategy

? 3-year $75 million revolving credit facility secured primarily by accounts receivable and inventory closed June 2003

?? 44 million used by letters of credit ($34 million with J.V.’s)

? Pricing: LIBOR (currently 1.20%) plus 2.5% (Previous spread was 3.25%; pricing improves with Fixed Charge Coverage improvement)

? Unused Line Fee: 0.5% (previous was 1.25%)

? No covenants so long as availability is greater than $10 million. Below $10 million must meet a fixed charge coverage ratio

? The company has hedged $100 million of its fixed rate debt to floating rate at a current benefit of approximately 300 basis points

Strategy / Outlook

? Caraustar is positioning itself to be successful regardless of external factors

? Near Term Agenda

1. Continue expansion of differentiated products

2. Execute rationalizations of under-performing businesses

3. Leverage procurement

4. Reduce SG&A / back office costs – in conjunction with Sarbanes-Oxley control initiatives, streamline processes

5. Extract additional cash from working capital

6. Real Estate Sales – Chicago, Camden, Chesapeake, Buffalo …

7. Net Debt Reduction

Q & A

www.caraustar.com

APPENDIX

Biographies

Thomas V. Brown

President & CEO, Caraustar Industries, Inc.

Mr. Brown has served as President of Caraustar since January 1991 and as its Chief Executive Officer since October 1991. He has been a director since April 1991. He currently serves on the Executive Committee. Prior to joining Caraustar, Mr. Brown served as Vice President and General Manager, Industrial Packaging Division, of Jefferson Smurfit Corporation, a packaging company, from October 1986 through December 1990. He began his career in the paper industry with Container Corporation of America (CCA) in 1962 and was Group Vice President-Containerboard when CCA was acquired by Jefferson Smurfit in 1986.

Michael J. Keough

Senior Vice President and Chief Operating Officer Caraustar Industries, Inc.

Mr. Keough has been employed by the company since March 2002 and has served as a director since October 2002. Prior to joining Caraustar, he served as President and Chief Operating Officer of Gaylord Container Corporation from April 2000 through March 2002, and as its Vice President of Container Operations from October 1993 through April 2000. He began employment with Gaylord Container Corporation in 1985 following ten years with International Paper.

Ronald J. Domanico

Vice President & CFO, Caraustar Industries, Inc.

Mr. Domanico joined Caraustar as Vice President and CFO in October 2002. Prior to joining Caraustar, he was Executive Vice President and CFO of AHL Services, Inc., in Atlanta. From 1981 to 2000, Mr. Domanico worked for Kraft Foods and Nabisco in a succession of progressively more senior financial management, planning, business development and operations roles. His last eleven years at Kraft and Nabisco were in CFO positions, and when he left the company he was Senior Vice President and CFO for Nabisco International and CEO for Nabisco Asia.

Note Regarding Non-GAAP Financial Measures

This presentation includes the following financial measures: “EBITDA” (as defined by the Company’s senior credit facility), “EBITDA Margin,” and “EBITDA” for the Company’s joint ventures, Standard Gypsum and Premier Boxboard Limited (“PBL”). These items are not financial measures under generally accepted accounting principles in the United States. Because these items are not GAAP financial measures, other companies may present similarly titled items determined with differing adjustments. Accordingly, these measures as presented herein should not be used to evaluate the Company’s performance by comparison to any similarly titled measures presented by other companies. The Company uses, and believes that the “EBITDA” and “EBITDA Margin” measures for the Company are useful, in evaluating the Company’s performance and its ability to comply with its debt covenants. The Company uses, and believes that the “EBITDA” measures for its joint ventures are useful, in evaluating the liquidity of its joint ventures and the Company’s potential funding requirements for these joint ventures. The following tables include reconciliations of these non-GAAP financial measures with the most comparable GAAP measurement. Investors are strongly urged to review these reconciliations.

Caraustar Industries, Inc. Calculations of Consolidated Earnings Before Interest, Taxes,

Depreciation and Amortization (EBITDA) for the Years Ended December 31, 2002 and 2003

(In Thousands, Except Share Data)

	Year ended December 31, 2002	Year ended December 31, 2003

Net loss per common share as reported	$(0.64)	$(0.97)

Net loss as reported	$(17,920)	$(27,035)
Benefit from income taxes	$(9,623)	$(15,099)
Interest expense	$38,115	$43,905
Depreciation and amortization	$54,246	$30,991
Unconsolidated affiliates:
Less: Equity in income from unconsolidated affiliates	$(2,488)	$(8,354)
Plus: Cash distributions from unconsolidated affiliates	$10,655	$6,150
Noncash restructuring and impairment	$7,591	$9,497
Write-off of deferred debt costs	$0	$1,812
Noncash disposal of property, plant and equipment	$1,267	$3,507

Adjusted EBITDA as reported to the banks	$81,843	$45,374

EBITDA Margin - Comparable GAAP Margin
Net Loss	$(17,920)	$(27,035)
Sales	$936,779	$992,220

Net Loss Margin	-1.9%	-2.7%

Caraustar Industries, Inc.

Joint Venture Calculations of EBITDA*

for the Years Ended December 31, 2001, 2002 and 2003

(In Thousands)

Standard Gypsum (100%):

	2001	2002	2003
Operating income	$292	$18,881	$14,930
Depreciation and amortization	$4,996	$4,915	$3,673

EBITDA	$5,288	$23,796	$18,603

Caraustar’s 50% interest of EBITDA	$2,644	$11,898	$9,302

Premier Boxboard Limited (100%):

	2001	2002	2003
Operating income (loss)	$888	$(5,066)	$8,725
Depreciation and amortization	$16,105	$14,231	$8,165

EBITDA	$16,993	$9,165	$16,890

Caraustar’s 50% interest of EBITDA	$8,497	$4,583	$8,445

*	EBITDA for the joint ventures is defined as operating income (loss) plus depreciation and amortization expense.

Caraustar Industries, Inc.

Reconciliation of Restructuring and Impairment Cost, Net of Tax Benefits and on a Per Share Basis*

(In Thousands)

Restructuring and Impairment Costs (GAAP)**	$5,890

Tax Benefit	$(2,120)

Restructuring and Impairment Costs, Net of Tax Benefit (Non-GAAP)	$3,770

Weighted average number of shares outstanding	28,162

Restructuring and Impairment Costs, Per Weighted Average Outstanding Share (Non-GAAP)	$0.13

Caraustar Industries, Inc.

Reconciliation of Other Transition Charges, Net of Tax Benefits and on a Per Share Basis*

(In Thousands)

Other Transition Charges (Non-GAAP)	$6,900

Tax Benefit	$(2,484)

Other Transition Charges, Net of Tax Benefit (Non-GAAP)	$4,416

Weighted average number of shares outstanding	28,162

Restructuring and Impairment Costs, Per Weighted Average Outstanding Share (Non-GAAP)	$0.15

* See Note regarding Non-GAAP financial measures.

** Derived from the statement of operations